UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2017

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3939 West Drive, Center Valley, PA 18034

(Address of Principal Executive Offices) (Zip Code)

(610) 797-9500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 22, 2017, JetPay Payment Services, FL, LLC (“JetPay Payments, FL” or “Borrower”), a Delaware limited liability company and a direct subsidiary of JetPay Corporation (“the Company”), entered into a credit agreement (the “Credit Agreement”) with Fifth Third Bank, an Ohio banking corporation (“Lender”), pursuant to which Lender extended to JetPay Payments, FL a $1,600,000 Draw/Term Note to finance software integration costs related to a contract with the State of Illinois. In connection with its entry into the Credit Agreement, JetPay Payments, FL entered into a Promissory Note, dated June 22, 2017, an Amended and Restated Revolving Promissory Note for $1,000,000 (increased from a previous revolving promissory note for $500,000), and a Second Modification of Credit Agreement and Other Loan Documents (the “Second Modification”), all in favor of Lender.

The Draw/Term Note provides for a 12 month draw period through June 22, 2018 (“the Conversion Date”), at which time the loan converts to a 36 month amortizing term loan which matures on June 22, 2021. The Draw/Term Note bears interest at the applicable LIBOR Rate plus 3%. The Draw/Term Note is payable in monthly installments beginning on the Conversion Date and can be prepaid without penalty or premium at any time.

The $1,000,000 Amended and Restated Revolving Promissory Note renews, amends, replaces and supersedes the original $500,000 Revolving Promissory Note, extending maturity to June 1, 2018 and bears interest at a rate of 2.00% plus the LIBOR Rate for the Interest Period (as such terms are defined in the Amended and Restated Revolving Promissory Note). The Amended and Restated Revolving Promissory Note is used to extend temporary credit to cover JetPay Payments, FL’s customers’ processing return items.

The Second Modification amends and restates an original term loan from Lender to JetPay Payments, FL dated June 2, 2016 in the original amount of $1,068,960.30 to incorporate certain terms in the new Credit Agreement, including incorporating revised debt covenants, financial reporting requirements, collateral requirements, modifications to parent guarantees, and representations and warranties of Borrower.

Additionally, JetPay Payments, FL entered into a Master Equipment Lease Agreement and related Interim Funding Schedule with the Lender to provide up to $1.5 million of lease financing for certain point-of-sale equipment related to the Borrowers, contracts with the State of Illinois and the State of Missouri and other computer equipment. The Master Equipment Lease Agreement is secured by the equipment financed thereunder. The Interim Funding Schedule provides the details of the allowable equipment to finance and provides for interim draw periods through June 30, 2018. Upon completion of an interim draw, the leases under Master Lease Agreement will bear an interest rate of the applicable LIBOR Rate plus 3% until termed out on a schedule, at which time such leases will amortize and bear interest at a fixed rate set forth in the applicable schedule.

The Draw/Term Note and the Master Lease Agreement are guaranteed by JetPay Corporation pursuant to the guaranty, dated June 22, 2017 (the “Guaranty Agreement”), by and between JetPay Corporation and Lender. The Amended and Restated Revolving Promissory Note is guaranteed by JetPay Corporation pursuant to the guaranty, dated June 1, 2016, by and between JetPay Corporation and Lender, as amended by the Second Modification.

Under the Credit Agreement and Master Equipment Lease Agreement, JetPay Payments, FL agreed to comply with certain customary covenants, including a financial covenant related to its fixed charge coverage ratio and debt coverage ratio, during the term of the Credit Agreement, and the Notes may be subject to prepayment upon certain Events of Default as set forth in the Credit Agreement, the Notes and the other Loan Documents (as defined in the Credit Agreement). Additionally, the Guaranty Agreement requires that the Company maintain a $2,000,000 minimum liquidity level while there outstanding amounts owed under the various credit arrangements. In connection with its entry into the Credit Agreement, JetPay Payments, FL entered into a security agreement with Lender pursuant to which JetPay Payment, FL granted Lender a security interest in substantially all of its assets as collateral.

The foregoing descriptions of the Credit Agreement filed herewith as Exhibit 10.1, the Promissory Note filed herewith as Exhibit 10.2, the Second Modification of Credit Agreement and Other Documents filed herewith as Exhibit 10.3, the Security Agreement filed herewith as Exhibit 10.4, the Guaranty Agreement filed herewith as Exhibit 10.5, the Amended and Restated Revolving Promissory Note filed herewith as Exhibit 10.6, and the Master Equipment Lease Agreement filed herewith as Exhibit 10.7 do not purport to be complete and are qualified in their entireties by reference to the documents filed herewith as Exhibit 10.1 through Exhibit 10.7, as applicable.

Item 2.03. Creation of a Direct Financial Obligation

The information required to be disclosed by this Item 2.03 is set forth above in Item 1.01 is incorporated herein by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Credit Agreement, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.2	Promissory Note, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.3	Second Modification of Credit Agreement and Other Loan Documents, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.4	Security Agreement, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.5	Guaranty Agreement, dated June 22, 2017, by and between JetPay Corporation and Fifth Third Bank

10.6	Amended and Restated Revolving Promissory Note, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.7	Master Equipment Lease Agreement, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2017
JETPAY CORPORATION

	By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Credit Agreement, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.2	Promissory Note, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.3	Second Modification of Credit Agreement and Other Loan Documents, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.4	Security Agreement, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.5	Guaranty Agreement, dated June 22, 2017, by and between JetPay Corporation and Fifth Third Bank

10.6	Amended and Restated Revolving Promissory Note, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank

10.7	Master Equipment Lease Agreement, dated June 22, 2017, by and between JetPay Payment Services, FL, LLC and Fifth Third Bank